INVESTMENT ADVISER-ADMINISTRATOR AND FOUNDER
  AQUILA MANAGEMENT CORPORATION
  380 Madison Avenue, Suite 2300
  New York, New York 10017

SUB-ADVISER
  FIRST ASSET MANAGEMENT
  a division of First Bank National Association, a subsidiary of U.S. Bancorp
  111 S.W. Fifth Avenue
  U.S. Bancorp Tower
  Portland, Oregon 97204

BOARD OF TRUSTEES
  Lacy B. Herrmann, Chairman
  Vernon R. Alden
  Warren C. Coloney
  James A. Gardner
  Diana P. Herrmann
  Ann R. Leven
  Raymond H. Lung
  Richard C. Ross

OFFICERS
  Lacy B. Herrmann, President
  Sue McCarthy-Jones, Senior Vice President
  Nancy Kayani, Vice President
  Kerry A. Lemert, Assistant Vice President
  Rose F. Marotta, Chief Financial Officer
  Richard F. West, Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER
  SERVICING AGENT
  PFPC Inc.
  400 Bellevue Parkway
  Wilmington, Delaware 19809

CUSTODIAN
  BANK ONE TRUST COMPANY, N.A.
  100 East Broad Street
  Columbus, Ohio 43271

INDEPENDENT AUDITORS
  KPMG PEAT MARWICK LLP
  345 Park Avenue
  New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

SEPTEMBER 30, 1997

TAX-FREE TRUST OF
OREGON

A TAX-FREE INCOME INVESTMENT

[Logo of Tax-Free Trust of Oregon: Square box with 2 fir trees in front of a mountain and the sun]

[Logo of Aquila Group of Funds: Eagle's head]

ONE OF THE
AQUILASM GROUP OF FUNDS

[Logo of Tax-Free Trust of Oregon: Square box with 2 fir trees in front of a mountain and the sun]

               SERVING OREGON INVESTORS FOR OVER A DECADE

                       TAX-FREE TRUST OF OREGON

                            ANNUAL REPORT

                     "INCREASED SAFETY IN NUMBERS"


                                                           November 17, 1997

Dear Investor:

            A childhood lesson that is often imparted generation after generation is "don't wander off by yourself - stick with the crowd." The underlying premise is that there is "safety in numbers."

            The idea of increased safety in numbers is also very appropriate when discussing municipal bond funds. In fact, one of the most significant benefits gained by owning shares of a municipal bond mutual fund is that of "numbers."

            Participating in the ownership of many different issues through such a fund is generally less risky than purchasing individual issues. Instead of having your money ride on a handful of securities, you can spread the risk over a larger number of issues. And, you have the advantage of a skilled and knowledgeable portfolio manager selecting and continuously monitoring each security in the portfolio.

            But, how does the manager decide which security to purchase? After all, you need to know the crowd with whom you're about to associate. Being with a large unruly group could be far worse than being alone.

KNOWING THE TERRITORY

            As you are aware, First Asset Management became the Trust's Investment Adviser on August 1, 1997 when First Bank System, Inc. merged with USBancorp. Then, on October 31, 1997, First Asset Management became the Trust's Investment Sub-Adviser under the new management arrangements approved by shareholders.

            First Asset Management fully recognizes the value local portfolio management brings to the Trust and it shareholders. Specifically, the Trust's local portfolio managers are well aware of the issues facing the State as a whole, as well as the nuances of the cities and counties in which the Trust invests. Thus, First Asset Management has agreed to maintain management of the Trust's portfolio in Oregon using the Trust's current portfolio management staff for that purpose.

FINDING THE RIGHT MIX

            Unfortunately, there is no foolproof test to follow when considering an issue for purchase. Security selection is really more art than science. A portfolio manager needs to look for a security which meets certain specific criteria and which fits in with the overall mix of the portfolio and the Trust's investment objective.

            Among other things, First Asset Management carefully examines a security's yield, quality, maturity, and whether or not its inclusion in the portfolio enhances overall diversification.

            Keeping in mind the Trust's objective of providing as high a level of current income as is consistent with preservation of capital, let's take a look at each of these areas.

            QUALITY

            As you know, the Trust limits its investments to only those securities in the top four credit ratings or equivalent. We have adopted this policy since we have found from experience that high quality is best in the long run. Of course, it is true that securities which possess a lower credit rating generally produce a higher yield, since investors require compensation for the additional potential risk. However, purchasing solely for yield can cause feelings of unease for a risk adverse investor. Consequently, Tax-Free Trust of Oregon looks for high quality securities which should produce relatively good yields. Currently, 97.8% of the investment portfolio is in the top three credit ratings - AAA, AA, AND A. Such high quality helps preserve shareholders' capital and promotes stability.

            MATURITY

            The key here is to assemble a blend of maturities which offers a reasonable level of DOUBLE TAX-FREE* return yet still avoids the problem of excessive market price volatility. As you probably are aware, short-term maturities tend to have very little price fluctuation, but generally produce a substantially lesser rate of return than longer maturity securities. Conversely, long-term maturities usually produce a higher return level, but have a much higher price volatility factor than shorter-term issues since they reflect the risks associated with potential interest rate changes over the extended life of the municipal bond.

            By creating a blend of maturities, the Trust attempts to provide you with a satisfactory level of return without subjecting the share price to excessive swings as interest rates move up and down.

            The Trust utilizes a spread of maturities for the portfolio which centers upon the relatively intermediate term average maturity of 15 years. In constructing the portfolio, maturities of securities in the Trust range from one year and under to over 20 years in length. However, in order to achieve a reasonably high level of stability for the Trust's share value, in good markets and bad and in up and down interest rate environments, the focus has been to keep the average of maturities relatively limited in term.

            DIVERSIFICATION

            Having a breadth of participation in the portfolio helps to spread risk and protect against any significant loss of principal in the event of unforseen problems with any particular security.

            Although Tax-Free Trust of Oregon is classified a "non-diversified" fund under the Investment Company Act of 1940, the Trust does attempt to vary its portfolio in several ways. First, there is the use of a number of issues. At September 30, 1997, over 190 issues made up the Trust's portfolio, with no one issue representing more than 2.4% of the Trust's net assets. Next, there is investment among different types of municipal projects - universities, basic services, utilities, health care, pollution control, etc. - so that there is no undue concentration in any one type of municipal project. And, finally, there is variety achieved through geographic representation throughout various cities, counties, and communities within Oregon.

            Such portfolio mixture by number of issues, by geographic distribution, and by variety of projects lends itself to a further high level of preservation and stability for your investment in the Trust.

HOW IS OUR "GROUP" DOING?

            As you have seen, selecting investments for the Trust's portfolio is really a balancing act. On one side, you have yield and, on the other, you have risk. The Trust strives to construct a portfolio which keeps these two opposing forces on an even keel - accepting a reasonable level of risk to achieve a satisfactory return.

            As mentioned, the Trust strives to provide shareholders with as high a level of DOUBLE TAX-FREE income as practicable, commensurate with the degree of capital preservation we strive to achieve.

            Is our security selection process working well for us? We believe it is.

            RATE OF RETURN

            From October 1, 1996 through September 30, 1997, the Trust distributed to shareholders a DOUBLE TAX-FREE income return, as measured against the maximum public offering price, at the annualized rate of approximately 4.97%**.

            One would have to earn an annualized taxable return of 7.58% at the 28% Federal tax bracket and the even higher return of 9.03% at the 39.6% Federal tax bracket in order to match the Trust's DOUBLE TAX-FREE rate. In general, it would not have been possible for an investor to obtain such levels of taxable return unless additional risk was taken in the form of lesser quality and/or longer maturity securities.

COMMITMENT TO CONSISTENCY

            Management is committed to providing shareholders with as consistent investment and overall performance results from Tax-Free Trust of Oregon as are possible to achieve, considering prevailing market forces.

            You should be aware, however, that although there is indeed increased safety in numbers, we are not able to eliminate the fluctuations from market forces that swirl around us on a continuing basis.

            However, as indicated, a number of investment management techniques are used by the Trust to create a mix of securities which will help moderate these forces.

            OUR PLEDGE TO YOU

            All associated with Tax-Free Trust of Oregon pledge to you our continued diligence in the operation of the Trust for your benefit.

            Your confidence in the Tax-Free Trust of Oregon is most valued and appreciated.

                                                   Sincerely,
                                                   /s/ Lacy B. Herrmann
                                                   Lacy B. Herrmann
                                                   President and Chairman
                                                     of the Board of Trustees


      * A portion of dividend income may be subject to Federal and state taxes.
      **  The performance shown represents that of Class A shares.
          Such performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return as of 9/30/97 for the past one-year period was 2.90%; for the past five-year period was 5.11%; and for the past ten-year period was 7.38%. These returns take into account the maximum sales charge of 4%. As of 9/30/97, the 30-day SEC yield was 4.04%.

MANAGEMENT DISCUSSION OF TRUST PERFORMANCE

            The graph below illustrates the value of $10,000 invested in Class A shares of Tax-Free Trust of Oregon at inception of the Trust in June, 1986 and maintaining this investment through the Trust's latest fiscal year end, September 30, 1997, as compared with a hypothetical similar size investment in the Lehman Brothers Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Trust is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Trust's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Trust's other classes, first offered on April 5, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

            It should also be specifically noted that the Index is nationally oriented and consisted, over the period covered by the graph, of an unmanaged mix of between 8,000 to 37,000 investment-grade long-term municipal securities of issuers throughout the United States. However, the Trust's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Oregon issuers, over the same period. The maturities, market prices, and behavior of the individual securities in the Trust's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index.

            Consequently, much of the difference in performance of the Index versus the Trust can be attributed to the lack of application of annual operating expenses and initial sales charge to the Index. Additionally, a portion of the difference in performance can be attributed to the different characteristics in the single-state market of the securities in the Trust's portfolio as compared with the national orientation of the securities in the Index.

[Graphic of line chart with the following information:]

PERFORMANCE COMPARISON

        Lehman Brothers            Trust After Sales          Cost of
        Municipal Bond Index ($)   Charge and Expenses ($)    Living Index ($)

6/86    10,000                       9,600                     10,000
9/86    10,538                       9,990                     10,055
9/87    10,592                       9,931                     10,494
9/88    11,966                      11,288                     10,932
9/89    13,082                      12,178                     11,417
9/90    13,971                      12,852                     12,121
9/91    15,813                      14,386                     12,532
9/92    17,467                      15,740                     12,907
9/93    19,692                      17,446                     13,254
9/94    19,103                      17,136                     13,656
9/95    21,241                      18,767                     14,004
9/96    22,525                      19,658                     14,424
9/97    24,558                      21,076                     14,744

[Graphic of table with the following information:]

Trust's average annual total return

For the Period Ended       1           5            10          Life of Trust
September 30, 1997         Year        Years        Years       Since 6/16/86
Including Sales
Charge and Expenses        2.90%       5.11%        7.38%       6.82%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

            Since its inception, the Trust has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Trust is to reduce fluctuations in the price of the Trust's shares resulting from changes in interest rates.

            As can be observed, however, the pattern of the Trust's results and that of the Index over the period since inception of the Trust track quite similarly, even though they are not entirely comparable in character.

PORTFOLIO MANAGER'S ANALYSIS

            As of September 30, 1997, the fiscal year-end of Tax-Free Trust of Oregon, its assets had risen to approximately $317,000,000. During this 12-month period, we continued to see investor interest predominately focused on the equity markets according to all those who follow the flow of money in and out of mutual funds.

            During the year, interest rates (using the 30-year U.S. Treasury bond as a benchmark) fluctuated widely as was the case during the previous reporting period; however, the overall trend was basically down. At the beginning of this time frame, October, 1, 1996, rates were around 6.9%. They then rose to about 7.1% in April, but finished the year-end period of September 30, 1997 at 6.4%. The per share net asset value of the Trust's Class A shares reflected the overall decline in interest rates, rising from $10.49 to $10.68.

            The rate of inflation in our country over recent months has been declining and as investors came to recognize this, interest rates followed the downward trend of inflation. The Federal Reserve has not recently seen a need either to raise or to lower short-term rates. However, the constant fear that the Fed will raise rates if the economy gains too much steam, has been a major factor in the volatility of interest rates over the last 18 months.

            During the last year we maintained a fairly positive attitude on the direction of interest rates. We focused on purchasing current coupon and slight discount bonds vs. premium bonds. In general, the quantity of bonds issued in Oregon has declined, based both on economic as well as political factors. This means that at any one time, a bond of the exact structure desired for the Trust may not be available for purchase. We continue to emphasize bonds rated AA and AAA which now account for about 94% of the portfolio. In general, we have not felt that the market paid for us to dip in quality.

            One of our major goals, as you know, is the protection of the net asset value of your shares. We have maintained a conservative approach to the market at all times and have tried to walk the narrow path of providing shareholders with reasonable appreciation along with maintaining a satisfactory tax-free yield. This practice has been followed during period like we are currently enjoying, as well as those periods of less buoyant markets where protection of principal is paramount.

KPMG PEAT MARWICK LLP
Certified Public Accountants

                         INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Trust of Oregon:

    We have audited the accompanying statement of assets and liabilities of Tax-Free Trust of Oregon, including the statement of investments, as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Trust of Oregon as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                   KPMG Peat Marwick LLP

New York, New York
October 31, 1997

                       TAX-FREE TRUST OF OREGON
                       STATEMENT OF INVESTMENTS
                           SEPTEMBER 30, 1997
                                                                       RATING
   FACE                                                                MOODY'S/
  AMOUNT           STATE OF OREGON GENERAL OBLIGATION BONDS (54.2%)     S&P        VALUE
                   City of Albany (MBIA Corporation Insured)
$    150,000         6.400%, 11/01/1999                               Aaa/AAA      $   150,309
     460,000         6.500%, 11/01/2000                               Aaa/AAA          460,984
   2,195,000         6.625%, 11/01/2009                               Aaa/AAA        2,198,929
                   Port of Astoria (MBIA Corporation Insured)
   1,250,000         6.600%, 09/01/2011                               Aaa/AAA        1,360,938
     410,000         6.200%, 02/01/2004                               Aaa/AAA          422,300
                   City of Beaverton
     910,000         5.950%, 04/01/2003                                Aa/AA-          968,013
     520,000         6.600%, 06/01/2003                                NR/AA-          529,724
     960,000         6.050%, 04/01/2004                                Aa/AA-        1,023,600
     560,000         6.600%, 06/01/2004                                NR/AA-          570,472
   1,020,000         6.150%, 04/01/2005                                Aa/AA-        1,088,850
   1,080,000         6.250%, 04/01/2006                                Aa/AA-        1,152,900
                   Clackamas County School District #115 (AMBAC
                     Indemnity Corporation Insured)
     600,000         5.600%, 06/01/2006                               Aaa/AAA          646,500
     615,000         5.700%, 06/01/2007                               Aaa/AAA          664,969
   1,000,000         6.150%, 06/01/2014                               Aaa/AAA        1,083,750
                   Clackamas and Washington County School District
                     #3J
   2,000,000         5.850%, 08/01/2006                                A1/AA-        2,122,500
   5,000,000         5.875%, 08/01/2009                                A1/AA-        5,287,500
   1,150,000         5.875%, 10/01/2009                                A1/AA-        1,227,625
                   Clackamas, Multnomah and Washington County School
                     District #7J
   1,000,000         7.100%, 06/15/2009                                Aaa/NR        1,078,750
     250,000         7.100%, 06/15/2010                                Aaa/NR          269,688
   1,500,000         5.700%, 06/15/2010                                Aa/NR         1,571,250
                   Columbia Gorge Community College District
                     (Financial Security Assurance Insured)
   1,200,000         5.400%, 06/01/2013                               Aaa/AAA        1,228,500
                   Deschutes and Jefferson County School District
                     #2J (MBIA Corporation Insured)
   3,700,000         5.600%, 06/01/2009                               Aaa/AAA        3,857,250

                   Hood River County School District (AMBAC
                     Indemnity Corporation Insured)
   2,000,000         5.650%, 06/01/2008                               Aaa/AAA        2,125,000
                   Jackson County School District #549C (Financial
                     Security Assurance Insured)
   1,400,000         5.100%, 06/01/2005                               Aaa/AAA        1,456,000
   1,000,000         5.300%, 06/01/2008                               Aaa/AAA        1,040,000
                   Josephine County School District #7 (Grants Pass)
                     (Financial Guaranty Insurance Corporation)
   2,700,000         5.700%, 06/01/2013                               Aaa/AAA        2,821,500
                   Jefferson County School District #509J (Financial
                     Security Assurance Insured)
   1,750,000         5.500%, 06/15/2013                               Aaa/AAA        1,811,250
                   Lane County School District #4J
   2,000,000         5.375%, 07/01/2009                                Aa/NR         2,055,000
                   Lane County School District #52J (Financial
                     Guaranty Insurance Corporation Insured)
     750,000         6.400%, 12/01/2009                               Aaa/AAA          848,438
                   Lincoln County Oregon School District (Financial
                     Guaranty Insurance Corporation)
   1,245,000         5.250%, 06/15/2012                               Aaa/AAA        1,279,238
                   Lincoln County (MBIA Corporation Insured)
   1,000,000         5.375%, 02/01/2010                               Aaa/AAA        1,021,250
                   Malheur County Jail Bonds (MBIA Corporation
                     Insured)
   1,345,000         6.300%, 12/01/2012                               Aaa/AAA        1,486,225
                   Marion and Clackamas County Union High School
                     District #7J (Financial Security Assurance
                     Insured)
   1,000,000         7.000%, 06/01/2010                               Aaa/AAA        1,148,750
   1,340,000         6.000%, 06/01/2013                               Aaa/AAA        1,443,850
                   Multnomah County
   1,245,000         5.100%, 10/01/2007                                Aa1/NR        1,282,350
   1,000,000         5.200%, 10/01/2008                                Aa1/NR        1,030,000

                  Multnomah County Drainage District #1 Assessment
                     Bond (MBIA Corporation Insured)
   1,000,000         5.250%, 07/01/2017                               Aaa/AAA        1,001,250
                   Multnomah County School District #1
   3,225,000         6.500%, 12/15/2000                                Aa/A+         3,242,189
   1,180,000         6.600%, 12/15/2001                                Aa/A+         1,186,325
   3,725,000         6.800%, 12/15/2004                                Aa/A+         3,744,072
                   Multnomah County School District #4
   1,330,000         5.900%, 01/01/2005                                A1/A+         1,409,800
                   Multnomah County School District #40
   4,100,000         5.625%, 06/01/2012                                NR/AA-        4,284,500
                   Metropolitan Oregon Open Space Program
   2,340,000         5.250%, 09/01/2013                                Aa/AA+        2,369,250
                   Metropolitan Service District Refunding (Oregon
                     Convention Center)
   4,320,000         6.250%, 01/01/2013                                Aa/AA+        4,536,000
                   Northern Oregon Correctional (AMBAC Indemnity
                     Corporation Insured)
   2,000,000         5.400%, 09/15/2016                               Aaa/AAA        2,037,500
                   Oak Lodge Water District (AMBAC Indemnity
                     Corporation Insured)
     215,000         7.300%, 12/01/2005                               Aaa/AAA          253,431
     215,000         7.300%, 12/01/2006                               Aaa/AAA          252,894
     215,000         7.400%, 12/01/2007                               Aaa/AAA          253,431
                   State of Oregon
   5,000,000         7.000%, 12/01/2011                                Aa2/AA        5,275,000
                   State of Oregon Alternate Energy Project Series A
   1,000,000         6.400%, 01/01/2008                                Aa/AA         1,028,750
                   State of Oregon Board of Higher Education
     900,000         6.200%, 10/15/2007                                Aa/AA           964,125
   3,195,000         6.400%, 10/01/2011                                Aa/AA         3,394,687
   2,000,000         6.250%, 10/15/2012                                Aa/AA         2,145,000
   2,150,000         6.500%, 10/01/2017                                Aa/AA         2,308,562
   2,890,000         6.000%, 10/15/2018                                Aa/AA         3,059,788
   1,655,000         5.600%, 08/01/2023                                Aa/AA         1,690,169
   1,500,000         5.600%, 08/01/2023                                Aa/AA         1,531,875

                   State of Oregon Elderly & Disabled Housing
     725,000         6.250%, 08/01/2013                                Aa/AA           784,812
                   State of Oregon Veterans' Welfare
     900,000         11.250%, 04/01/1998                               Aa/AA           932,706
     505,000         9.000%, 04/01/2008                                Aa/AA           611,681
     700,000         9.200%, 10/01/2008                                Aa/AA           964,250
     565,000         8.000%, 11/01/2012                                Aa/AA           580,967
   7,150,000         6.875%, 12/01/2013                                Aa/AA         7,507,500
     500,000         6.875%, 12/01/2014                                Aa/AA           525,000
   1,000,000         7.000%, 12/01/2015                                Aa/AA         1,056,250
                   Polk County School District #2 (Financial
                     Security Assurance Insured)
   1,000,000         5.400%, 06/01/2012                               Aaa/AAA        1,028,750
                   Polk, Marion, and Benton County School
                     District #13J (Financial Guaranty Insurance
                     Corporation Insured)
   1,000,000         5.500%, 12/01/2008                               Aaa/AAA        1,061,250
                   City of Portland
   1,625,000         4.500%, 11/01/2004                                Aaa/NR        1,627,031
   1,480,000         5.100%, 10/01/2009                                Aaa/NR        1,507,750
   2,000,000         7.125%, 10/01/2010                                Aaa/NR        2,105,840
   2,790,000         5.750%, 06/01/2013                                Aaa/NR        2,926,012
   2,430,000         5.250%, 06/01/2015                                Aa/NR         2,469,488
   2,000,000         5.600%, 06/01/2015                                Aa/NR         2,077,500
                   Portland Community College District
   3,500,000         6.000%, 07/01/2012                                A1/AA         3,675,000
                   Port of Portland
   1,000,000         4.500%, 03/01/2006                                Aa/AA+          988,750
                   City of Salem
   1,000,000         5.875%, 01/01/2007                                A1/A+         1,042,500
                   Tri-County Metropolitan Transportation District
   6,100,000         6.000%, 07/01/2012                                Aa/AA+        6,443,125


                   Tualatin Hills Park and Recreation District
                     (MBIA Corporation Insured)
   2,970,000         5.750%, 03/01/2012                               Aaa/AAA        3,107,362
   2,000,000         5.750%, 03/01/2015                               Aaa/AAA        2,085,000
                   Umatilla County Oregon (Financial Guaranty
                     Insurance Corporation Insured)
   2,000,000         5.600%, 10/01/2015                               Aaa/AAA        2,065,000
                   Umatilla County School District #8R (AMBAC
                     Indemnity Corporation Insured)
     700,000         6.100%, 12/01/2012                               Aaa/AAA          749,875
                   Washington County
   2,500,000         6.200%, 12/01/2007                                Aa/AA         2,668,750
   3,110,000         6.000%, 12/01/2013                                Aa/AA         3,292,712
                   Washington County School District #88J
                     (Financial Security Assurance Insured)
   2,900,000         6.100%, 06/01/2012                               Aaa/AAA        3,150,125
                   Washington and Clackamas County School
                     District #23J
   1,675,000         6.625%, 01/01/2005                                NR/NR*        1,767,125
   1,000,000         5.650%, 06/01/2015                                A1/NR         1,035,000
     720,000         6.625%, 01/01/2008                                NR/NR*          759,600
   2,000,000         5.400%, 01/01/2010                                A1/NR         2,057,500
                   Washington & Multnomah County School
                     District #48J
   1,175,000         5.500%, 06/01/2006                                Aa/AA-        1,246,969
     700,000         4.500%, 09/01/2006                                Aa/AA-          693,875
   1,130,000         5.600%, 06/01/2007                                Aa/AA-        1,203,450
   1,000,000         6.150%, 06/01/2008                                Aa/AA-        1,048,750
   1,415,000         5.700%, 06/01/2008                                Aa/AA-        1,510,512
     525,000         6.300%, 09/01/2009                               Aaa/AAA          565,688
   1,440,000         6.000%, 06/01/2011                                Aa/AA-        1,544,400
   2,010,000         6.500%, 09/01/2011                               Aaa/AAA        2,180,850


                   Washington & Yamhill County School District
                     #58J (AMBAC Indemnity Corporation Insured)
      70,000         6.600%, 11/01/2004                               Aaa/AAA           70,127
      80,000         6.600%, 11/01/2005                               Aaa/AAA           80,135
      90,000         6.600%, 11/01/2006                               Aaa/AAA           90,152
                   Wolf Creek Highway Water District
     505,000         6.900%, 12/01/2005                                NR/AA           522,044
                   Yamhill County School District #29J (Financial
                     Security Assurance Insured)
   2,000,000         5.350%, 06/01/2006                               Aaa/AAA        2,097,500
     500,000         6.100%, 06/01/2011                               Aaa/AAA          543,125
                     Total State of Oregon General Obligation Bonds                171,834,538


                   STATE OF OREGON REVENUE BONDS (44.1%)
                   Airport Revenue Bonds (2.4%)
                   Port of Portland Airport (Financial Guaranty
                     Insurance Corporation Insured)
     500,000         5.500%, 07/01/2006                               Aaa/AAA          526,250
                   Port of Portland Airport (MBIA Corporation
                     Insured)
     600,000         6.400%, 07/01/2003                               Aaa/AAA          649,500
   3,530,000         6.750%, 07/01/2009                               Aaa/AAA        3,843,287
   2,425,000         6.750%, 07/01/2015                               Aaa/AAA        2,637,187
                     Total Airport Revenue Bonds                                     7,656,224

                   Certificate of Participation Revenue Bonds (10.7%)
                   Multnomah County Certificate of Participation
   1,000,000         5.200%, 07/01/2005                                Aa/NR         1,042,500
   3,100,000         6.000%, 08/01/2012                                 Aa/A         3,235,625
                   State of Oregon Certificate of Participation
                     (AMBAC Indemnity Corporation Insured)
   2,100,000         7.500%, 09/01/2015                               Aaa/AAA        2,336,250
                   Oregon State Department of Administration
                     Services (AMBAC Indemnity Corporation Insured)
   1,000,000         5.750%, 05/01/2017                               Aaa/AAA        1,046,250
   5,805,000         5.500%, 11/01/2020                               Aaa/AAA        5,913,844
   1,500,000         5.800%, 05/01/2024                               Aaa/AAA        1,567,500


                   State of Oregon Certificate of Participation
                     (MBIA Corporation Insured)
   2,150,000         7.050%, 01/15/2006                               Aaa/AAA        2,316,625
   1,250,000         5.700%, 01/15/2010                               Aaa/AAA        1,298,437
   2,750,000         6.200%, 11/01/2012                               Aaa/AAA        2,928,750
   1,150,000         7.200%, 01/15/2015                               Aaa/AAA        1,250,625
   1,000,000         5.500%, 01/15/2015                               Aaa/AAA        1,011,250
     550,000         5.500%, 01/15/2015                               Aaa/AAA          556,187
     500,000         5.800%, 03/01/2015                               Aaa/AAA          514,375
     600,000         7.200%, 03/01/2015                               Aaa/AAA          649,500
   1,000,000         5.800%, 03/01/2015                               Aaa/AAA        1,028,750
   1,450,000         5.375%, 11/01/2016                               Aaa/AAA        1,464,500
   2,000,000         6.250%, 11/01/2019                               Aaa/AAA        2,125,000
                   Southwestern Oregon Community College District
                     (AMBAC Indemnity Corporation Insured)
   1,000,000         5.600%, 06/01/2016                               Aaa/AAA        1,023,750
                   City of Portland Certificate of Participation
   1,100,000         7.250%, 04/01/2008                                NR/NR*        1,152,250
                   Washington County Educational Services,
                     Certificates of Participation
     645,000         5.625%, 06/01/2016                                A1/NR           654,675
     830,000         5.750%, 06/01/2025                               Aaa/AAA          850,750
                     Total Certificate of Participation Revenue Bonds               33,967,393

                   Hospital Revenue Bonds (4.7%)
                   Clackamas Hospital Facilities Authority
                     (Adventist Health System/West) (MBIA
                     Corporation Insured)
   2,000,000         6.350%, 03/01/2009                               Aaa/AAA        2,170,000
                   Clackamas Hospital Facilities Authority
                     (Kaiser Permanente)
   2,400,000         6.500%, 04/01/2011                                Aa3/AA        2,574,000
                   Clackamas Hospital Facilities Authority
                     (Sisters of Providence Hospital)
     500,000         6.375%, 10/01/2004                                A1/AA-          547,500


                   Douglas County Hospital Facilities Authority
                     (Catholic Health) (MBIA Corporation Insured)
     535,000         5.600%, 11/15/2005                               Aaa/AAA          576,462
                   Medford Hospital Facilities Authority (Rogue
                     Valley Health Services) (MBIA Corporation
                     Insured)
     500,000         6.800%, 12/01/2011                               Aaa/AAA          545,000
   1,685,000         6.750%, 12/01/2020                               Aaa/AAA        1,811,375
                   Western Lane County Hospital Facilities A
                     uthority (Sisters of St. Joseph Hospital)
                     (MBIA Corporation Insured)
   1,000,000         5.625%, 08/01/2007                               Aaa/AAA        1,077,500
   1,450,000         7.125%, 08/01/2017                               Aaa/AAA        1,556,938
   3,765,000         5.750%, 08/01/2019                               Aaa/AAA        3,877,950
                     Total Hospital Revenue Bonds                                   14,736,725

                   Housing, Educational, and Cultural Revenue Bonds (8.6%)
                   Clackamas Community College District Revenue
                     (MBIA Corporation Insured)
   1,865,000         5.700%, 06/01/2016                               Aaa/AAA        1,930,275
                   State of Oregon Housing Finance Agency,
   1,000,000         6.800%, 07/01/2013                                A1/A+         1,060,000
                   State of Oregon Housing and Community Services,
   1,670,000         5.200%, 07/01/2009                                Aa/NR         1,703,400
     800,000         6.750%, 07/01/2012                                Aa/NR           858,000
     705,000         5.900%, 07/01/2012                                Aa/NR           742,012
     500,000         6.700%, 07/01/2013                                Aa/NR           528,125
     480,000         6.350%, 07/01/2014                                Aa/NR           511,200
     960,000         6.800%, 07/01/2016                                Aa/NR         1,027,200
   1,440,000         6.750%, 07/01/2016                                Aa/NR         1,521,000
   3,500,000         6.875%, 07/01/2028                                Aa/NR         3,736,250
                   State of Oregon Housing and Community Services,
                     (MBIA Corporation Insured)
   1,500,000         5.450%, 07/01/2024                               Aaa/AAA        1,516,875

                   State of Oregon Housing, Educational and
                     Cultural Facilities Authority (George Fox
                     University) (LOC: Bank of America)
   1,000,000         5.700%, 03/01/2017                                NR/AA-        1,026,250
                   State of Oregon Housing, Educational and
                     Cultural Facilities Authority (Lewis &
                     Clark College) (MBIA Corporation Insured)
   1,130,000         7.125%, 07/01/2020                               Aaa/AAA        1,240,175
                   State of Oregon Housing, Educational and
                     Cultural Facilities Authority (Reed College),
   2,145,000         6.750%, 07/01/2021                                NR/A+         2,372,906
                   Oregon Health Sciences University Revenue
                     (AMBAC Indemnity Corporation Insured)
   4,500,000         5.250%, 07/15/2015                               Aaa/AAA        4,505,625
                   City of Salem Educational Facilities (Willamette
                     University),
   1,000,000         6.000%, 04/01/2010                                 A/NR         1,058,750
   1,740,000         6.750%, 04/01/2011                                NR/NR*        1,890,075
                     Total Housing, Educational, and Cultural
                       Revenue Bonds                                                27,228,118

                   Transportation Revenue Bonds (2.8%)
                   Port of Morrow,
   2,600,000         6.375%, 04/01/2008                                Aaa/NR        2,827,500
                   State of Oregon Department of Transportation
                     (Light Rail) (MBIA Corporation Insured),
   2,000,000         6.000%, 06/01/2005                               Aaa/AAA        2,205,000
                   Port of St. Helens,
      90,000         7.750%, 02/01/2006                               Baa1/NR           99,450
                   Tri-County Metropolitan Transportation District
   3,680,000         5.700%, 08/01/2013                                A1/AA         3,762,800
                     Total Transportation Revenue Bonds                              8,894,750

                   Urban Renewal Revenue Bonds (.3%)
                   City of Portland Urban Renewal,
     300,000         9.000%, 12/01/2002                                 A/NR           305,433
                   City of Wilsonville Urban Renewal,
     500,000         5.850%, 06/01/2004                               Baa1/NR          500,760
                     Total Urban Renewal Revenue Bonds                                 806,193

                   Utility Revenue Bonds (3.7%)
                   Emerald Peoples Utility District (AMBAC
                     Indemnity Corporation Insured),
     700,000         6.700%, 11/01/2005                               Aaa/AAA          760,375
                   Emerald Peoples Utility District Electric
                     Systems (Financial Security Assurance Insured)
   1,000,000         6.750%, 11/01/2016                               Aaa/AAA        1,097,500
                   City of Eugene Electric Utility
     610,000         6.650%, 08/01/2009                                A1/AA           654,225
     660,000         6.650%, 08/01/2010                                A1/AA           706,200
   1,000,000         6.000%, 08/01/2011                                A1/AA         1,055,000
     700,000         6.700%, 08/01/2011                                A1/AA           750,750
     500,000         5.000%, 08/01/2017                                A1/AA           481,250
   1,400,000         5.800%, 08/01/2019                                A1/AA         1,447,250
                   City of Eugene Trojan Nuclear Project
   3,865,000         5.900%, 09/01/2009                               Aa1/AA-        3,872,923
                   Northern Wasco County Public Utility
                     Development (AMBAC Indemnity Corporation
                     Insured),
   1,000,000         5.625%, 12/01/2022                               Aaa/AAA        1,020,000
                     Total Utility Revenue Bonds                                    11,845,473

                   Water and Sewer Revenue Bonds (9.7%)
                   City of Canby Sewer (Financial Security
                     Assurance Insured),
     500,000         6.250%, 12/01/2017                               Aaa/AAA          530,625
                   City of Eugene Water,
     780,000         6.550%, 08/01/2004                               A1/ AA-          797,737
     365,000         6.600%, 08/01/2005                               A1/ AA-          373,332


                   City of Klamath Falls Water (Financial Security
                     Assurance Insured),
   1,100,000         6.100%, 06/01/2014                               Aaa/AAA        1,182,500
                   City of Oregon City Sewer,
     750,000         6.875%, 10/01/2019                                NR/NR*          783,750
                   City of Portland Sewer
   1,500,000         6.050%, 06/01/2009                                A1/A+         1,650,000
                   City of Portland Sewer, (MBIA Corporation Insured)
   2,500,000         5.250%, 06/01/2016                               Aaa/AAA        2,515,625
                   City of Portland Sewer (Financial Guaranty
                     Insurance Corporation Insured),
   2,725,000         6.000%, 10/01/2008                               Aaa/AAA        2,987,281
     500,000         6.000%, 10/01/2012                               Aaa/AAA          548,125
   2,855,000         6.250%, 06/01/2015                               Aaa/AAA        3,183,325
   1,000,000         5.000%, 06/01/2014                               Aaa/AAA          993,750
                   Portland Water System Revenue
   3,000,000         5.500%, 08/01/2014                                Aa1/NR        3,071,250
   1,440,000         5.500%, 08/01/2015                                Aa1/NR        1,468,800
                   Washington County Unified Sewer Agency (AMBAC
                     Indemnity Corporation Insured),
   1,040,000         6.800%, 11/01/2004                               Aaa/AAA        1,098,500
   2,120,000         5.900%, 10/01/2006                               Aaa/AAA        2,313,450
     315,000         5.900%, 10/01/2006                               Aaa/AAA          340,988
     800,000         5.900%, 10/01/2006 (pre-refunded)                Aaa/AAA          866,000
   2,195,000         7.000%, 11/01/2009                               Aaa/AAA        2,329,444
   2,500,000         6.125%, 10/01/2012                               Aaa/AAA        2,762,500
     750,000         6.125%, 10/01/2012                               Aaa/AAA          828,750
                     Total Water and Sewer Revenue Bonds                            30,625,732

                   Other Revenue Bonds (1.2%)
                   Baker County Pollution Control (Ash Grove Cement
                     West Project) (Small Business Administration
                     Insured),
     355,000         6.200%, 07/01/2004                                Aaa/NR          363,928
     380,000         6.300%, 07/01/2005                                Aaa/NR          389,553

                   State of Oregon Bond Bank
     500,000         6.800%, 01/01/2011                                Aaa/NR          526,875
                   Oregon Economic Development Commission
                     (Consolidated Freightways)
   1,500,000         7.000%, 04/01/2004                               Aa2/BBB        1,510,515
                   Multnomah County School District #1J, Special
                     Obligations
   1,000,000         5.000%, 03/01/2007                                Aa/A+         1,020,000
                     Total Other Revenue Bonds                                       3,810,871
                     Total State of Oregon Revenue Bonds                           139,571,479


                   PUERTO RICO
                   Puerto Rico Housing Finance Corporation (GNMA
                     Collateralized)
      15,000         7.800%, 10/15/2021                               Aaa/AAA           15,547
                     Total Puerto Rico                                                  15,547


                     Total Municipal Bonds (cost - $ 294,602,756**)     98.3%      311,421,564
                     Other assets in excess of liabilities               1.7         5,414,450
                     Net Assets                                        100.0%     $316,836,014


     (*)  Any security not rated has been determined by the
          Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.
     (**) Cost for Federal tax purposes is identical.

See accompanying notes to financial statements.

                      TAX-FREE TRUST OF OREGON
                STATEMENT OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 1997


ASSETS
  Investments at value (identified cost $294,602,756)           $ 311,421,564
  Interest receivable                                               5,579,358
  Receivable for Trust shares sold                                    269,267
  Receivable for investment securities sold                           508,436
  Other assets                                                         11,552
    Total assets                                                  317,790,177

LIABILITIES
  Cash overdraft                                                      255,906
  Payable for Trust shares redeemed                                   212,174
  Dividends payable                                                   178,676
  Distribution fees payable                                           119,700
  Adviser and Administrator fees payable                              103,781
  Accrued expenses                                                     83,926
    Total liabilities                                                 954,163

NET ASSETS                                                      $ 316,836,014
  Net Assets consist of:
  Capital Stock - Authorized an unlimited number of shares,
    par value $.01 per share                                    $     296,623
  Additional paid-in capital                                      299,720,583
  Net unrealized appreciation on investments                       16,818,808
                                                                $ 316,836,014
CLASS A
  Net Assets                                                    $ 312,004,521
  Capital shares outstanding                                       29,209,762
  Net asset value and redemption price per share                $       10.68
  Offering price per share (100/96 of $10.68 adjusted
     to nearest cent)                                           $       11.13

CLASS C
  Net Assets                                                    $     800,499
  Capital shares outstanding                                           74,991
  Net asset value and offering price per share                  $       10.67
  Redemption price per share (*varies by length of time
     shares are held)                                           $           *

CLASS Y
  Net Assets                                                    $   4,030,994
  Capital shares outstanding                                          377,530
  Net asset value, offering and redemption price per share      $       10.68

See accompanying notes to financial statements.

                      TAX-FREE TRUST OF OREGON
                      STATEMENT OF OPERATIONS
               FOR THE YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME:
   Interest income                                          $ 17,732,812

Expenses:
   Investment Adviser fees (note 3)                $617,654
   Administrator fees (note 3)                      617,654
   Distribution and service fees (note 3)           466,208
   Transfer and shareholder servicing agent fees    202,778
   Legal fees                                        84,597
   Trustees' fees and expenses (note 8)              79,387
   Shareholders' reports and proxy statements        71,583
   Audit and accounting fees                         31,028
   Custodian fees (note 7)                           29,529
   Registration fees and dues                        17,413
   Insurance                                          7,566
   Miscellaneous                                     42,853
                                                  2,268,250

   Expenses paid indirectly (note 7)                (29,529)
     Net expenses                                              2,238,721
     Net investment income                                    15,494,091

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain from securities
         transactions                               394,005
     Change in unrealized appreciation on
         investments                              5,718,838
     Net realized and unrealized gain on
         investments                                           6,112,843
     Net increase in net assets resulting
         from operations                                    $ 21,606,934


See accompanying notes to financial statements.

                          TAX-FREE TRUST OF OREGON
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                          Year Ended
                                                         September 30,
                                                       1997         1996
OPERATIONS:
 Net investment income                            $  15,494,091 $  15,805,265
 Net realized gain from securities transactions         394,005       455,992
 Change in unrealized appreciation on investments     5,718,838    (2,192,001)
   Change in net assets resulting from operations    21,606,934    14,069,256

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
 Class A Shares:
 Net Investment Income                              (15,480,977)  (15,347,445)
 Net realized gain on investments                      (387,996)     (677,856)

 Class C Shares:
 Net investment income                                  (27,150)       (3,382)
 Net realized gain on investments                          (997)         (425)

 Class Y Shares:
 Net investment income                                  (87,359)       (4,572)
 Net realized gain on investments                        (5,012)         (306)
   Change in net assets from distributions          (15,989,491)  (16,033,986)

CAPITAL SHARE TRANSACTIONS (NOTE 9):
 Proceeds from shares sold                           33,347,126    22,749,791
 Reinvested dividends and distributions               9,592,553     9,312,627
 Cost of shares redeemed                            (37,395,842)  (34,977,054)
   Change in net assets  from capital share
       transactions                                   5,543,837    (2,914,636)
   Change in net assets                              11,161,280    (4,879,366)

NET ASSETS:
 Beginning of period                                305,674,734   310,554,100
 End of period                                    $ 316,836,014 $ 305,674,734

See accompanying notes to financial statements.

                       TAX-FREE TRUST OF OREGON
                     NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

    Tax-Free Trust of Oregon (the "Trust") is a separate portfolio of the Cascades Trust. The Cascades Trust (the "Business Trust") is an open-end investment company, which was organized on October 17, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust is a non-diversified portfolio which commenced operations on June 16, 1986 and until April 5, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Trust and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

    a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

          In Fiscal 1997, the Trust began amortizing bond premium using the constant yield method. Accordingly, net unrealized appreciation and additional paid-in capital have been adjusted by equal amounts at the beginning of the year. This change had no effect on the Trust's net asset value or distribution policy and conforms to the amortization policy followed by the Trust for Federal tax purposes.

    b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

    c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

    d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

    e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

(a)  MANAGEMENT ARRANGEMENTS:

    Management affairs of the Trust are conducted through two separate management arrangements.

    Qualivest Capital Management, Inc. (the "Adviser"), became Investment Adviser to the Trust in June, 1986. In this role, under an investment advisory agreement (the "Former Advisory Agreement"), the Adviser supervised the Trust's investments and provided various services to the Trust, including maintenance of the Trust's accounting books and records, for which it was entitled to receive a fee which was payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% of the net assets of the Trust. On August 1, 1997 the parent corporation of the Adviser merged with First Bank System, Inc. which changed its name to U.S. Bancorp. The operations of the Adviser became part of First Asset Management, a division of First Bank National Association, a subsidiary of U.S. Bancorp. First Asset Management acted as the Trust's investment adviser under an interim advisory agreement with the same terms as the Former Advisory Agreement until October 31, 1997.

    On that date the shareholders of the Trust approved new agreements under which Aquila Management Corporation (the "Manager") became Investment Adviser and Administrator and First Asset Management became Sub-Adviser. Under the new arrangements, the Manager has delegated all investment advisory responsibilities to First Asset Management as Sub-Adviser and will pay it a fee at the rate of 0.18 of 1% of the Trust's average annual net assets.

    The Trust also had an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Trust's founder and sponsor. Under this Agreement, the Administrator provided all administrative services, other than those relating to the management of the Trust's investments. These included providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Administrator was entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% of the net assets of the Trust. Commencing October 31, 1997, the Manager will perform all of the foregoing administrative duties under the new Investment Advisory and Administration Agreement. The Trust pays the Manager at the rate of 0.40 of 1% of its average annual net assets; the Manager pays the Sub-Adviser at the rate of 0.18 of 1% of the Trust's average annual net assets.

    For the year ended September 30, 1997, the Trust incurred fees under the Advisory Agreement and Administration Agreement of $617,654 and $617,654, respectively, in effect for the periods noted above.

    Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information.

b)    DISTRIBUTION AND SERVICE FEES:

    The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by the Distributor, including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.15% of the Trust's average net assets represented by Class A Shares. For the year ended September 30, 1997, service fees on Class A Shares amounted to $459,662, of which the Distributor received $12,019.

    Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's net assets represented by Class C Shares and for the year ended September 30, 1997, amounted to $4,910. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's net assets represented by Class C

Shares and for the year ended September 30, 1997, amounted to $1,636. The total of these payments made with respect to Class C Shares amounted to $6,546, of which the Distributor received $5,622.

    Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Oregon, with the bulk of sales commissions inuring to such dealers. For the year ended September 30, 1997, the Distributor received sales commissions in the amount of $78,595.

4. PURCHASES AND SALES OF SECURITIES

    During the year ended September 30, 1997, purchases of securities and proceeds from the sales of securities aggregated $22,869,117 and $16,751,363, respectively.

    At September 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $16,821,363 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $2,555 for a net unrealized appreciation of $16,818,808.

5. PORTFOLIO ORIENTATION

    Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers' ability to meet their obligations. Two such developments, Measure 5, a 1990 amendment to the Oregon Constitution, as well as measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. Although they may have an adverse effect on the general financial condition of these entities and may impair the ability of certain Oregon issuer's to pay interest and principal on their obligations, experience over the history of such amendments would indicate a low probability of this happening.

6. DISTRIBUTIONS

    The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually.

    The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. However, due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. Also, annual capital gains distributions, if any, are taxable.

7. CUSTODIAN FEES

    The Trust has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended September 30, 1997, the Trust's custodian fees amounted to $29,529, all of which was offset by such credits. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income producing assets rather than leave cash on deposit with the custodian.

8. TRUSTEES' FEES AND EXPENSES

    During the fiscal year there were eight Trustees. Trustees' fees paid during the year were at the average annual rate of $6,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Trust, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended September 30, 1997 such reimbursements averaged approximately $4,200 per Trustee. Two of the Trustees, who are affiliated with the Manager, are not paid any Trustee fees.

9. CAPITAL SHARE TRANSACTIONS

  Transactions in Capital Shares of the Trust were as follows:

                                   Year Ended               Year Ended
                               September 30, 1997       September 30, 1996
                               Shares      Amount       Shares      Amount
CLASS A SHARES:
 Proceeds from shares sold  2,755,147  $ 29,089,742   2,096,132  $ 22,163,379
 Reinvested dividends and
  distributions               903,248     9,535,675     882,366     9,306,631
 Cost of shares redeemed   (3,530,285)  (37,291,993) (3,319,853)  (34,956,474)
   Net change                 128,110     1,333,424    (341,355)   (3,486,464)

                                                            Period Ended
                                                         September 30, 1996*
                                                         Shares       Amount
CLASS C SHARES:
 Proceeds from shares sold     42,838       451,359      32,006       331,098
 Reinvested dividends and
   distributions                  538         5,679          69           724
 Cost of shares redeemed         (459)       (4,904)         -              -
   Net change                  42,917       452,134      32,075       331,822

                                                            Period Ended
                                                         September 30, 1996*
                                                         Shares       Amount
CLASS Y SHARES:
 Proceeds from shares sold    359,104     3,806,025      24,548       255,314
 Reinvested dividends and
   distributions                4,836        51,199         505         5,272
 Cost of shares redeemed       (9,464)      (98,945)     (2,000)      (20,580)
   Net change                 354,476     3,758,279      23,053       240,006

Total transactions in Trust
 shares                       525,503  $  5,543,837    (286,227) $ (2,914,636)

*From April 5, 1996 (date of inception) through September 30, 1996.

TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                 Class A(1)
                                            Year Ended September 30,
                                     1997     1996     1995     1994    1993
Net Asset Value, Beginning of
  Period                            $10.49   $10.55   $10.20   $10.95  $10.48

Income from Investment Operations:
  Net investment income               0.53     0.54     0.55     0.56    0.58
  Net gain (loss) on securities
    (both realized and unrealized)    0.21    (0.05)    0.39    (0.75)   0.50
  Total from Investment Operations    0.74     0.49     0.94    (0.19)   1.08

Less Distributions (note 6):
  Dividends from net investment
    income                           (0.54)   (0.54)   (0.55)   (0.56)  (0.58)
  Distributions from capital gains   (0.01)   (0.01)   (0.04)        -  (0.03)
  Total Distributions                (0.55)   (0.55)   (0.59)   (0.56)  (0.61)

Net Asset Value, End of Period      $10.68   $10.49   $10.55   $10.20  $10.95

Total Return (not reflecting sales
   charge) (%)                        7.21     4.76     9.52    (1.77)  10.64

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                  312,005  305,096  310,554  316,317 331,018
  Ratio of Expenses to Average
    Net Assets (%)                    0.72     0.72     0.71     0.68    0.66
  Ratio of Net Investment Income
    to Average Net Assets (%)         5.02     5.16     5.38     5.28    5.46
  Portfolio Turnover Rate (%)            5       10       13       11       8

Net investment income per share and the ratios of income and expenses to average net assets without the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income ($)           0.53     0.54     0.55     0.56    0.58
  Ratio of Expenses to Average
    Net Assets (%)                    0.73     0.73     0.73     0.70    0.68
  Ratio of Net Investment Income
    to Average Net Assets (%)         5.01     5.15     5.37     5.26    5.44

(1) Designated as Class A Shares on April 5, 1996.

See accompanying notes to financial statements.

For a share outstanding throughout each period

                                    Class C(1)               Class Y(1)
                                 Year        Period(2)   Year        Period(2)
                                 Ended       Ended       Ended       Ended
                                 Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
                                 1997        1996        1997        1996
Net Asset Value, Beginning
  of Period                       $10.49       $10.34      $10.49      $10.34

Income from Investment
  Operations:
  Net investment income             0.43         0.22        0.54        0.27
  Net gain on securities (both
    realized and unrealized)        0.21         0.15        0.21        0.15
  Total from Investment
    Operations                      0.64         0.37        0.75        0.42

Less Distributions (note 6):
  Dividends from net investment
    income                         (0.45)       (0.22)      (0.55)      (0.27)
  Distributions from capital
    gains                          (0.01)          -        (0.01)         -
  Total Distributions              (0.46)       (0.22)      (0.56)      (0.27)

Net Asset Value, End of Period    $10.67       $10.49      $10.68      $10.49

Total Return (not reflecting
   sales charge) (%)                6.20        3.61#        7.37        4.14#

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                    800          336       4,031         242
  Ratio of Expenses to Average
    Net Assets (%)                  1.57        1.56*        0.57        0.57*
  Ratio of Net Investment Income
    to Average Net Assets (%)       4.15        4.18*        5.22        5.36*
  Portfolio Turnover Rate (%)          5          10#           5          10#

Net investment income per share and the ratios of income and expenses to average net assets without the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income ($)         0.44         0.22         0.54       0.27
  Ratio of Expenses to Average
    Net Assets (%)                  1.58        1.56#         0.58       0.58*
  Ratio of Net Investment Income
    to Average Net Assets (%)       4.14        4.17*         5.21       5.35*

(1) New Class of Shares established on April 5, 1996.

(2) From April 5, 1996 to September 30, 1996.

 # Not annualized.

  * Annualized.

See accompanying notes to financial statements.

REPORT ON THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

              The Annual Meeting of Shareholders of Tax-Free Trust of Oregon (the "Trust") was held on April 21, 1997. At the meeting, the following matters were submitted to a shareholder vote* and approved:

  (i)  the election of Lacy B. Herrmann, Vernon R. Alden, Warren C.
       Coloney, James A. Gardner, Diana P. Herrmann, Ann R. Leven,
       Raymond H. Lung, and Richard C. Ross as Trustees to hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (each Trustee received at least 202,735,254.77 affirmative votes (97.68%); no more than 4,819,332.53 votes (2.32%) were withheld for any Trustee), and

  (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending September 30, 1997 (votes for: 199,295,146.22 (96.02%); votes against:
       657,285.68 (0.32%); abstentions: 7,602,155.40 (3.66%); broker non-votes: 0.00 (0.00%)).
________________________

* On the record date for this meeting, 28,774,839.8 Class A Shares, 53,479.9 Class C Shares, and 112,931.2 Class Y Shares were outstanding and entitled to vote representing a total net asset value of $305,330,196.78. The holders of shares entitled to vote representing a total net asset value of $207,554,587.30 (67.98%) were present in person or by proxy at the meeting.


FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

            This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

            For the fiscal year ended September 30, 1997, of the total amount of dividends paid by Tax-Free Trust of Oregon from net investment income, 99.11% was "exempt-interest dividends," and the balance was ordinary dividend income.

            The Trust hereby designates $15,456,175 as an exempt-interest dividend for its fiscal year ended September 30, 1997. The Fund also designates $394,005 as a capital gain dividend for Federal income tax purposes, for its fiscal year ended September 30, 1997 which is taxable as a long-term capital gain.

            Prior to January 31, 1998, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of distributions paid for the 1997 CALENDAR YEAR.